Loan Receivable, Net	12 Months Ended
Dec. 31, 2021
Loans And Leases Receivable Disclosure [Abstract]
Loan Receivable, Net
(5)	LOAN RECEIVABLE, NET

On March 26, 2018, the Company entered into a framework agreement with the selling shareholders of Beijing Biztour International Travel Service Co., Ltd. (“Beijing Biztour”) in order to acquire Beijing Biztour. Pursuant to the framework agreement, the Company provided a one-year loan of US$2.0 million at an annual interest rate of 8.0% to Beijing Biztour.

The Company had also advanced RMB 7.5 million from August 2018 to February 2019 to fund the operation of Beijing Biztour. On March 6, 2019, The Company terminated the acquisition of Beijing Biztour because Beijing Biztour and the selling shareholders of Beijing Biztour did not satisfy certain closing conditions for such acquisition.

The loan receivable became overdue on April 6, 2019. On April 30, 2019, the due dates of loan receivable and other receivables due from Beijing Biztour were extended to September 30, 2019. The controlling shareholder of Beijing Biztour made a personal guarantee and agreed with certain real estate property mortgage. The loan receivable and other receivables due from Beijing Biztour became overdue again since October 1, 2019. Management assessed the collectability of loan receivable and other receivables due from Beijing Biztour and used the fair value of real estate adjusted by the estimated costs to sell to measure impairment and recorded a provision of RMB 17.4 million for the year ended December 31, 2019. Management deems the likelihood of collecting the outstanding balance of loan receivable and other receivables remote and recorded an impairment of RMB 5.9 million for the year ended December 31, 2020. The Company is currently in the legal process of recovering the loan receivable balance.